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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with this Quarterly Report of Sterling Bancshares, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen
C. Raffaele, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED: MAY 9, 2005                          BY: /s/ STEPHEN C. RAFFAELE
                                                --------------------------------
                                                STEPHEN C. RAFFAELE
                                                EXECUTIVE VICE PRESIDENT
                                                AND CHIEF FINANCIAL OFFICER
                                                STERLING BANCSHARES, INC.

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